Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure	Equity Grant Timing Policies . We do not grant stock options or SARs. We do not time the disclosure of material non-public information for the purpose of affecting the value of executive compensation.
Award Timing MNPI Considered	false
MNPI Disclosure Timed for Compensation Value	false